UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value CHF 0.50 per share	CB	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.875% Senior Notes due 2027	CB/27	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 1.55% Senior Notes due 2028	CB/28	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.875% Senior Notes due 2029	CB/29A	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 1.40% Senior Notes due 2031	CB/31	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 2.50% Senior Notes due 2038	CB/38A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e)         At the Chubb Limited (“Company”) Annual General Meeting of Shareholders (“AGM”) held on May 21, 2026, the Company’s shareholders approved the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated (“LTIP”). A more complete description of the LTIP is contained in the Company’s proxy statement, dated April 3, 2026, as filed with the Securities and Exchange Commission (“Proxy Statement”), under the heading “Agenda Item 10: Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated,” which is incorporated herein by reference. The description of the LTIP set forth in the Proxy Statement is qualified in its entirety by reference to the complete text of the LTIP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the AGM, the Company’s shareholders approved an amendment of Article 6 of the Articles of Association to renew the Company’s capital band, which authorizes the Board of Directors to increase or decrease the Company’s share capital by up to 20% for a 1-year period ending on May 21, 2027, and in connection therewith, limit or withdraw the shareholders’ pre-emptive rights in specified and limited circumstances, all as further described in the Proxy Statement under the heading “Agenda Item 9: Renewal of a Capital Band for Authorized Share Capital Increases and Reductions,” which is incorporated herein by reference.

A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company convened its AGM on May 21, 2026, pursuant to notice duly given. Agenda Items 1-13 submitted by the Company were approved in accordance with the Board’s recommendations. The matters voted upon at the AGM and the results of such voting are set forth below.

The vote required to approve each agenda item noted below is described in the Company’s Proxy Statement under the heading “What vote is required to approve each agenda item?”.

1.	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2025

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
337,612,181	478,634	1,042,128	0

2.1	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
338,541,488	186,474	404,981	0

2.2	Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
338,609,476	146,907	376,560	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
309,919,814	2,225,460	1,030,519	25,878,713

4.1	Election of PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the financial year ending December 31, 2026

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
324,338,889	14,438,605	355,449	0

4.2	Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting for the financial year ending December 31, 2026

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
320,826,057	17,953,280	353,606	0

4.3	Election of BDO AG (Zurich) as special audit firm until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
338,030,366	684,245	418,332	0

5.1	Election of Evan G. Greenberg as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
303,590,041	9,406,375	257,814	25,878,713

5.2	Election of Michael P. Connors as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
291,139,799	21,825,091	289,340	25,878,713

5.3	Election of Michael G. Atieh as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
304,123,314	8,849,859	281,057	25,878,713

5.4	Election of Nancy K. Buese as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
310,986,011	1,983,455	284,764	25,878,713

5.5	Election of Nelson J. Chai as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
310,809,275	2,156,668	288,287	25,878,713

5.6	Election of Michael L. Corbat as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
300,032,894	12,934,567	286,769	25,878,713

5.7	Election of Fred Hu as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
311,139,108	1,824,350	290,772	25,878,713

5.8	Election of Robert J. Hugin as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
311,570,286	1,396,516	287,428	25,878,713

5.9	Election of Robert W. Scully as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
300,011,335	12,934,808	308,087	25,878,713

5.10	Election of Theodore E. Shasta as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
303,241,085	9,725,436	287,709	25,878,713

5.11	Election of David H. Sidwell as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
261,240,340	51,733,009	280,881	25,878,713

5.12	Election of Olivier Steimer as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
305,166,836	7,799,267	288,127	25,878,713

5.13	Election of Frances F. Townsend as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
300,253,931	12,547,080	453,219	25,878,713

6.	Election of Evan G. Greenberg as Chairman of the Board of Directors until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
257,446,673	55,185,489	725,717	25,775,064

7.1	Election of Michael P. Connors as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
301,696,049	11,251,161	307,020	25,878,713

7.2	Election of Michael L. Corbat as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
306,466,577	6,485,713	301,940	25,878,713

7.3	Election of David H. Sidwell as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
273,873,190	39,077,356	303,684	25,878,713

7.4	Election of Frances F. Townsend as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
302,777,363	10,183,621	293,246	25,878,713

8.	Election of Homburger AG as independent proxy until the conclusion of the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
338,508,401	158,739	465,803	0

9.	Renewal of a capital band for authorized share capital increases and reductions

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
330,556,940	8,133,261	442,742	0

10.	Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
306,008,978	6,936,721	308,531	25,878,713

11.1	Maximum compensation of the Board of Directors until the next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
311,662,438	763,851	827,941	25,878,713

11.2	Maximum compensation of Executive Management for the 2027 calendar year

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
305,650,550	6,781,846	821,834	25,878,713

11.3	Advisory vote to approve the Swiss compensation report

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
301,088,681	11,808,686	356,863	25,878,713

12.	Advisory vote to approve executive compensation under U.S. securities law requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
299,771,583	13,120,560	362,087	25,878,713

13.	Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2025

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
336,424,257	1,811,895	896,791	0

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description
3.1	Articles of Association of the Company as amended
4.1	Articles of Association of the Company as amended (Incorporated by reference to Exhibit 3.1)
10.1	Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: May 22, 2026